Debt	3 Months Ended
Mar. 31, 2017
Debt Disclosure [Abstract]
Debt

Debt

Debt consists of the following ($ in thousands):

	As of March 31,	As of December 31,
	2017	2016
Debt Obligations
Term Loan—4.00%	$361,875	$362,813
Revolving Credit Facility	—	—
Senior Notes due 2020—8.00%	475,000	475,000

Total Debt Obligations	836,875	837,813

Unamortized (discount) premium
Discount on Term Loan	(738)	(811)
Premium on Senior Notes due 2020	3,873	4,123

Total unamortized (discount) premium	3,135	3,312

Unamortized debt issuance costs:
Term Loan	(4,573)	(5,065)
Senior Notes due 2020	(7,281)	(7,743)

Total unamortized debt issuance costs	(11,854)	(12,808)

Total Debt	$828,156	$828,317

Debt Covenants

Our Senior Secured Credit Facility also requires us to meet leverage ratio and interest coverage ratio financial covenants in each case measured quarterly as defined in our Senior Secured Credit Facility. We were in compliance with all applicable covenants as of March 31, 2017 and December 31, 2016.